UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Equity Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1.  Report of Shareholders

LIBERTY ALL-STAR® EQUITY FUND

2006 ANNUAL REPORT

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•                  A diversified, multi-managed portfolio of growth and value stocks

•                  Exposure to many of the industries that make the U.S. economy the world’s dynamic

•                  Access to institutional quality investment managers

•                  Objective and ongoing manager evaluation

•                  Active portfolio rebalancing

•                  A quarterly fixed distribution policy

•                  The power of more than $1.3 billion in assets

•                  Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

CONTENTS

1	President’s Letter

4	Foundation for the Future

6	Editorial Feature: Amid Change, Fundamentals Endure

10	Consistency of Returns (Chart)

11	Investment Managers/Portfolio Characteristics

12	Manager Roundtable

16	Investment Growth (Chart)

17	Table of Distributions and Rights Offerings

18	Top 20 Holdings and Economic Sectors

19	Major Stock Changes in the Fourth Quarter

20	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Automatic Dividend Reinvestment and Cash Purchase Plan

37	Tax Information

38	Proxy Information

39	Trustees and Officers

42	Board Evaluation of New Agreements with ALPS Advisers

45	Privacy Policy

46	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

The views expressed in the President’s Letter, Editorial Feature and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading interest. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER

Fellow Shareholders:	February 2007

By just about all accounts, 2006 was a rewarding year for equity investors. It might be more accurate, however, to say that it was an especially rewarding second half for equity investors. You may recall that one of the most widely recognized measures of the U.S. stock market, the S&P 500 Index, was ahead just 2.7 percent through June 30 of last year, and it looked as though it was on track for another mid-single-digit gain for the second consecutive year. After drifting lower through the first two weeks of July, the market found its footing and the S&P 500 Index rose sharply to finish the year up 15.8 percent.

There were several catalysts sparking the market’s strong second half performance. Perhaps the leading one was the Federal Reserve’s decision in September to leave short-term interest rates unchanged after 17 consecutive quarter-point increases. But other positive factors contributed as well. Energy prices, gasoline in particular, declined after a summer spike and crude oil prices ended the year just about where they started. Corporate earnings proved surprisingly resilient. Economic growth eased, but not too dramatically. Housing experienced a significant slowdown — it couldn’t stay white-hot forever — but did not collapse. And inflation, while a little above the Federal Reserve’s target range, flashed no ominous signals.

For shareholders of Liberty All-Star Equity Fund, the biggest news of 2006 was the change in the Fund’s adviser from Banc of America Investment Advisors, Inc. to ALPS Advisers, Inc. I’ll say more about this momentarily. First, let me address Fund investment performance.

For the full year, the Fund returned 9.7 percent with shares valued at net asset value (NAV) and 10.4 percent with shares valued at NAV with dividends reinvested. In terms of the market price of its shares, the Fund rose 11.7 percent. We were disappointed that the Fund’s NAV returns trailed the Lipper Large-Cap Core Mutual Fund Average (+13.5 percent) and the S&P 500 last year after outperforming both those benchmarks for the past three consecutive years.

Looking at the underlying reasons why the Fund trailed its relevant benchmarks during 2006, we would note it was primarily due to the underperformance of the approximately 40 percent of Fund assets allocated to growth stocks in general, and the higher multiple stocks specifically. Conversely, the approximately 60 percent of Fund assets allocated to value stocks outperformed both the Lipper Large-Cap Value Mutual Fund Average and the S&P 500. As Fund shareholders may be aware, value style stocks have experienced a prolonged period of outperformance — seven consecutive calendar years in which the Russell 3000 Value Index has outperformed the Russell 3000 Growth Index. Normally, one would have expected a rotation between these two styles by now, but the timing and magnitude of those shifts in leadership has and still remains unpredictable.

The Fund’s blending of both growth and value managers has served shareholders well as a core investment holding over long periods involving multiple style rotations. To that point, the Fund’s NAV results have outperformed the average manager in the Lipper Large-Cap Core Mutual Fund universe for the past three-, five-, 10-, 15- and 20-year trailing periods ending December 31, 2006. We experienced a similar situation in the late 1990s when value stocks were downtrodden and investors were only interested in growth- and technology-oriented funds. We can’t predict when we will experience another shift in leadership, but we do feel it would be as unwise now, as it would have been

www.all-starfunds.com	USA

in the 1999-2000 timeframe, to change our disciplined investment strategy of blending both growth and value managers within the Fund. The following tables trace key metrics for the fourth quarter and full year of 2006, as well as longer-term periods:

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2006	4TH QUARTER	2006

LIBERTY ALL-STAR EQUITY FUND
STATISTICS:
Year End Net Asset Value (NAV)		$8.76
Year End Market Price		$8.29
Year End Discount		5.4%
Distributions	$0.22	$0.88
Market Price Trading Range	$7.76 to $8.31	$7.06 to $8.77
Premium/(Discount) Range	(5.4)% to (9.8)%	(3.4)% to (11.5)%

PERFORMANCE:
Shares Valued at NAV	6.2%	9.7%
Shares Valued at NAV with Dividends Reinvested	6.2%	10.4%
Shares Valued at Market Price with Dividends Reinvested	8.5%	11.7%
S&P 500 Index	6.7%	15.8%
Lipper Large-Cap Core Mutual Fund Average	6.3%	13.5%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	56th	81st
Number of Funds in Category	853	811

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2006	3 YEARS	5 YEARS	10 YEARS	15 YEARS	20 YEARS

LIBERTY ALL-STAR EQUITY FUND
Shares Valued at NAV	9.3%	6.6%	7.9%	9.6%	10.9%
Shares Valued at NAV with Dividends Reinvested	9.4%	6.7%	8.2%	9.8%	11.4%
Shares Valued at Market Price with Dividends Reinvested	6.2%	4.7%	8.2%	9.7%	10.8%
S&P 500 Index	10.5%	6.2%	8.4%	10.6%	11.8%
Lipper Large-Cap Core Mutual Fund Average*	8.9%	4.8%	6.9%	9.4%	10.4%
NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	43rd	16th	27th	41st	26th
Number of Funds in Category	680	581	251	92	57

* Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s reinvested returns assume that all of the Fund’s rights offerings were fully subscribed under the terms of each offering. Figures shown for the unmanaged Lipper benchmark and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the S&P 500 Index can be found on page 46.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value.  The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund.  Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

ANNUAL REPORT * DECEMBER 31, 2006

Returning to the change in the Fund’s Adviser, as shareholders know, Banc of America Investment Advisors, Inc., in December concluded an agreement with ALPS Holdings, Inc. and ALPS Advisers, Inc. (ALPS) to sell to ALPS its advisory business of managing the Liberty All-Star Equity Fund (and its companion Fund, the Liberty All-Star Growth Fund, Inc.). Shareholders will find more information about ALPS in the editorial section of this report, which immediately follows this letter.

The Fund’s management team and staff members continue to manage the Fund, having completed the transition to ALPS.  We believe that ALPS will afford the Fund and its shareholders some distinct benefits, specifically its marketing, shareholder servicing and wholesaling capabilities, which should help support the trading of the Fund in the marketplace.

In closing, I would like to draw your attention to our traditional manager roundtable in this report. It’s another chance to hear directly from the Fund’s five investment managers, who are well-recognized thought leaders in value and growth style investing. In addition to providing information on ALPS, this report’s editorial section also features a recap of the Fund’s key investment attributes.

Beyond the change in the Fund’s Adviser, 2006 marked the Fund’s 20th anniversary. In 1986, the Fund’s multi-managed, closed-end structure made it a pioneering investment for individual investors. Now, we can look back and say the Fund has proved its value through multiple market cycles and widely varied investment environments. We are excited about prospects for the future, and pledge to remain committed to the best interests of Fund shareholders. We are grateful for your ongoing support of the Fund and will do all in our power to maintain your trust and confidence.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Equity Fund

LIBERTY ALL-STAR® EQUITY FUND
FOUNDATION FOR THE FUTURE

In October 2006, Liberty All-Star Equity Fund marked its 20th anniversary. Just weeks later, the Fund entered a new era with a new investment adviser, ALPS Advisers, Inc. In successfully completing the transition, the Fund has maintained its continuity and looks to a promising future.

For shareholders of Liberty All-Star Equity Fund, the biggest news of 2006 didn’t occur officially until December 18. On that date, ALPS Advisers, Inc. assumed the role of the Fund’s Investment Adviser from Banc of America Investment Advisors, Inc. Shareholders paved the way by voting to approve related advisory agreements and other proposals on November 21.

As a subsidiary of one of the largest financial organizations in the world, Banc of America Investment Advisors was a familiar name to shareholders. But, what about ALPS Advisers?

Its parent, ALPS Holdings, Inc. (ALPS), was established in 1985, the year before Liberty All-Star Equity Fund commenced operations. ALPS partners with a broad range of fund clients to provide them with a wide array of customized services that, taken together, makes ALPS a valuable source of turnkey service and support capabilities. At its founding, ALPS provided fund administration and fund distribution services. Over time, it has expanded its range of offerings to include fund accounting, transfer agency services, shareholder services, active distribution, legal, tax and compliance services. Today, ALPS provides fund administration services to funds with assets in excess of $13 billion, and distribution services to funds with assets of more than $120 billion.

ALPS has traditionally conducted its business through two wholly-owned subsidiaries: ALPS Fund Services, Inc., a service company and SEC-registered transfer agent, and ALPS Distributors, Inc., an NASD-registered broker-dealer. The advisory agreement with Liberty All-Star Equity Fund is conducted through a third subsidiary, ALPS Advisers, Inc., which is a registered investment adviser with the Securities and Exchange Commission.

ALPS’ philosophy aligns well with that of the Fund. Quality is the company’s hallmark. As the Fund is oriented to the interests of its shareholders, ALPS is focused on its clients’ needs. ALPS is a leading provider of fund services and support, and is continually enhancing its value to its clients.

Beyond the philosophical fit, however, the Fund stands to gain tangible benefits by being part of the ALPS family. The marketing, shareholder service and wholesaling capabilities of ALPS should support the trading of the Fund in the marketplace. ALPS offers in-depth fund administration, accounting, compliance and distribution experience. In addition, ALPS has made growth of its asset management operations a key component of its business plan, meaning that effective management of the Fund is a strategic priority.

Of significance to shareholders, the investment operations of the Fund remain intact. The fundamental structure of the Fund as a closed-end, multi-managed, core equity vehicle is unchanged, and the five investment managers — representing value and growth investment styles — remain in place as well (subject, as always, to ongoing review by the Fund’s management team and Board of Trustees). Likewise, the Fund’s senior management staff — including its President and Senior Vice President — have transitioned to ALPS Advisers and remain Boston-based.

Bottom line: Liberty All-Star Equity Fund is well positioned to move into its second 20 years on the continued strength of a solid foundation for the future.

Amid change, fundamentals endure

Even as the Fund transitions to tomorrow, the underlying attributes that set it apart remain solidly in place.

When it was established, the Liberty All-Star Equity Fund brought together four key innovations in a single investment vehicle:

•    Multi-management

•    Real-time trading

•    Access to institutional quality managers

•    Ongoing monitoring and periodic rebalancing

Over time, these attributes have been enhanced by the Fund’s commitment to objectivity and alignment with shareholders’ best interests, and by its consistent distribution policy. Together, these attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

LIBERTY ALL-STAR® EQUITY FUND
AMID CHANGE, FUNDAMENTALS ENDURE

Multi-management for individual investors

Large institutional investors, such as endowment and pension plans, have traditionally employed multiple investment managers. When it was founded, Liberty All-Star Equity Fund became the first publicly traded, multi-managed, closed-end fund. Twenty years later, multi-management has gained broad acceptance — not only among institutions, but also with individual investors.

Real-time trading and liquidity

Owing to its closed-end structure, the Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share price is determined by supply and demand, and pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and expense ratios are often lower than many comparable open-end mutual funds.

Access to institutional managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. By itself, that does not make them inherently better. But, because they are closely monitored by their institutional clients, these managers tend to be more disciplined and consistent in their investment process.

Monitoring and rebalancing

ALPS Advisers continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy. If warranted, ALPS will recommend that the Board replace a manager, an action that has occurred 14 times in the Fund’s history. Periodic rebalancing maintains the Fund’s structural integrity and is a well recognized investment discipline.

Alignment and objectivity

Alignment with shareholders’ best interests and objective decision making help to ensure that the Fund is managed openly and equitably. A series of checks and balances and the selection of unaffiliated investment managers ensure the integrity of this key principle. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to the shareholders.

Distribution policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® EQUITY FUND
MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding four pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Amid Change, Fundamentals Endure” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that since All-Star’s first full calendar year of operation 20 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

Each dot represents the precise 20-year return and consistency record ending December 31, 2006, of each fund in the universe of 38 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 20-year history.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

LIBERTY ALL-STAR® EQUITY FUND
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular -feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a -different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2006	INVESTEMENT SYTLE SPECTRUM
(UNAUDITED)	VALUE	GROWTH

	Schneider		Pzena		Matrix		Chase		TCW		Total Fund		S&P 500 Index
Number of Holdings	50		34		34		36		27		154	*	500
Percent of Holdings in Top 10	43%		43%		38%		40%		60%		19%		20%
Weighted Average Market Capitalization (billions)	$26		$74		$106		$92		$52		$70		$101
Average Five-Year Earnings Per Share Growth	6%		12%		15%		27%		34%		18%		20%
Dividend Yield	1.1%		2.2%		1.5%		1.1%		0.6%		1.3%		1.8%
Price/Earnings Ratio	10	x	15	x	18	x	20	x	22	x	16	x	17	x
Price/Book Value Ratio	1.9	x	2.7	x	3.1	x	4.9	x	5.3	x	3.5	x	3.6	x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE

In the face of ongoing change, the managers consistently adhere to their style and strategy

Stable short-term interest rates, lower energy prices and strong corporate earnings drove the stock market higher in 2006. In 2007, the drivers may — or may not — change, and outcomes are open to speculation. Based on comments from the Fund’s five investment managers, what remains firmly in place is consistent implementation of their style and strategy.

The Fund’s Investment Adviser, ALPS Advisers, recently had the opportunity to moderate the annual roundtable with the Fund’s five investment managers. From their respective points of view, the managers look at 2007, but mostly focus on longer-term trends before concluding with comments on a stock they have added recently to the portion of the Liberty All-Star Equity Fund portfolio that they manage. The participating investment managers and their styles are:

CHASE INVESTMENT COUNSEL CORPORATION

Portfolio Manager/David Scott, CFA, CIC,

Senior Vice President and Chief Investment Officer

Investment Style/Growth — Chase is a growth manager that has a valuation orientation to its investment process, seeking to invest in quality growth stocks that demonstrate consistent earnings growth but whose shares are reasonably priced.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA,

President and Chief Executive Officer

Investment Style/Value — Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Principal and Portfolio Manager

Investment Style/Value — Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA,

President and Chief Investment Officer

Investment Style/Value — The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Managers/Craig C. Blum, CFA, Managing Director,

and Stephen A. Burlingame, Managing Director

Investment Style/Growth — TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

A number of market-moving factors affected 2006. These included the Federal Reserve standing pat on short-term interest rates, declining energy costs and continued strength in corporate earnings. Do you expect these to remain in place during 2007 — or do you anticipate the emergence of a new set of drivers? Let’s ask the growth managers to lead off.

BLUM (TCW — GROWTH): Fed policy and energy prices, the key drivers in 2006, are difficult to predict. The current Fed funds rate seems to be out of synch with the rest of the yield curve, indicating that the Fed may have overshot the normal spread over inflation. So, it seems reasonable that the Fed will leave rates unchanged or actually make a modest reduction. The decline in oil prices seems to have pushed the speculators out of the trading pits, resulting in more rational prices. Supply is being expanded and alternative technologies are being developed, but there can be long lead times between capital expenditures and results. Along the way, supply levels will probably remain vulnerable to geopolitical shocks. The dollar may be a bigger factor in 2007. If the economy slows and we are not able to improve our current account deficit the dollar may weaken further. This may slow consumer spending but create opportunities for exporters.

“The equity markets during this decade certainly reinforce the wisdom that most long-term investors should be well-diversified at all times …”

Arnie Schneider,

Schneider Capital Management (Value)

SCOTT (CHASE INVESTMENT COUNSEL — GROWTH): Many of the same factors that sparked 2006 should continue to influence the stock market in 2007. However, some new catalysts will impact the stock market. These include a weakening U.S. dollar, the timing and magnitude of the slowdown in U.S. economic activity, and rising speculation as evidenced by increased short-term trading and record merger and acquisition activity.

“The poor relative performance of growth stocks in this decade to date can be directly traced to the massive concentration in growth stock investments in 2000.”

David Scott,
Chase Investment Counsel (Growth)

What’s on the value managers’ radar for 2007?

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT — VALUE): We expect two countervailing forces this year, and it is unclear which one will garner the most attention. Stock prices might come under pressure from a measurable deceleration in corporate profit growth after five years of double-digit gains. On the positive side, a downshift in the economy and corporate profits might deliver the tame inflation data and softness in employment that afford the Fed room to start a modest easing of rates sometime in 2007.

KATZ (MATRIX ASSET ADVISORS — VALUE): We believe quite strongly that what we saw in 2006 is just the beginning of a multi-year trend in favor of larger stocks. Furthermore, while the catalyst for their resurgence might have been economic slowing, we do not believe that the continued success of these stocks is dependent on a slower economy. The fundamentals for large and mega-cap stocks are so compelling that all they really needed was the first push to get them back into market favor. Their fundamentals will sustain them from here.

DESPIRITO (PZENA INVESTMENT MANAGEMENT — VALUE): It is always difficult anticipating which factors will drive the market over the short term, and as long-term value investors we concentrate our efforts on understanding a company’s long-term earnings potential. That said, we expect that the sustainability of earnings growth and the outlook for inflation will continue to be two key drivers of market performance. The S&P 500 has just completed 14 straight quarters of double-digit earnings growth, which is likely not sustainable. Slower growth, however, along with low inflation could provide a favorable environment for equities in 2007.

A much-anticipated rotation that turned out not to occur in 2006 was the one from value to growth. For 2006, the Russell 3000 Value Index was ahead 22.3 percent for the year, while the Russell 3000 Growth Index was up 9.5 percent. This makes seven straight years of value outperformance. From the perspective of your own style (value or growth), what’s your point of view on this extended performance differential? Let’s ask the value managers for their perspective, followed by the growth managers.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT — VALUE): After another year of huge outperformance by value stocks, we would not be surprised if performance leadership shifts to growth style investments. Broad swaths of the value universe appear unattractive to us from both a valuation and earnings perspective. Over the past seven years, the Russell 3000 Value Index has produced an annualized return of 8.4 percent, while the Russell 3000 Growth Index return is down an annualized 4.5 percent during the same period. If these indices were viewed as a company stock, a $30 investment seven years ago in Russell 3000 Value “Inc.” would now be worth $53, while the same investment in Russell 3000 Growth “Inc.” would have shriveled to $21.50.

“The dollar may be a bigger factor in 2007. If the economy slows and we are not able to improve our current account deficit the dollar may weaken further.”

Stephen Burlingame,
TCW (Growth)

KATZ (MATRIX ASSET ADVISORS — VALUE): The longer the cycle works against mega-cap stocks, the more dramatic and sustained will be the swing back in the other direction. The same, we believe, is true for growth versus value. The resurgence of mega-caps last year could be the precursor for growth’s revival this year. We would be pleased to see it, despite the fact that we are value oriented both by disposition and discipline. We believe that some growth stocks are undervalued today and will be the beneficiaries of the growth revival we expect in 2007.

DESPIRITO (PZENA INVESTMENT MANAGEMENT — VALUE): Although value stocks have outperformed for seven straight years, the nature of that outperformance has shifted dramatically. The earlier stages were driven by outperformance of industrial cyclicals and other economically sensitive stocks. Over the last 18 months or so, however, leadership has been taken over by industries that are earning well in excess of their historical levels, such as energy and materials. Although these companies are predominantly represented in the value index, we don’t consider them values at today’s valuation levels, yet they have perpetuated the outperformance of the value indices. We have taken this opportunity to add former growth names that are now trading at attractive valuations.

BLUM (TCW — GROWTH): After a prolonged period of very meager profit growth some classic value industries benefited from incremental demand for commodity and industrial products from developing countries. As the price of oil, copper, zinc and other industrial materials rose, businesses in these industries saw their fortunes improve dramatically.  We are now at a point that valuations are discounting continued price and unit volume increases while economic growth seems to be slowing. To our thinking, these undifferentiated, economically sensitive cyclical stocks have had their day. In contrast, classic large capitalization growth stocks appear relatively cheap. These stocks have been out of favor since the tech bubble burst. Yet the “growth” companies have done a great job of generating profits.

SCOTT (CHASE INVESTMENT COUNSEL — GROWTH): The poor relative performance of growth stocks in this decade to date can be directly traced to the massive concentration in growth stock investments in 2000. By some measures, over 90 percent of investments in style allocation funds were growth related. While this concentration has declined significantly and now points to under-investment in growth, a catalyst such as an overall slowing of cyclical earnings growth may be necessary to shift relative performance from value to growth.

As 2007 heralds a move into the last few years of the decade, can you step back and give us your historical perspective on the ‘00s to date? Our question is driven by the thought that in a period of seven years investors have experienced a microcosm of stock market history: a bubble of historic proportions; a protracted bear market; a recovery to new highs for some indices; and, currently, a debate over the future direction of the market given a huge range of internal and exogenous events and data. Value managers, give us an historical perspective, please.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT — VALUE): The equity markets during this decade certainly reinforce the wisdom that most long-term investors should be well-diversified at all times and possess nerves of steel to stay the course during the inevitable downdrafts that occur.

KATZ (MATRIX ASSET ADVISORS — VALUE): There is no doubt that the market has covered a lot of ground since the new millennium/century/decade began. We were somewhat puzzled by all the hoopla last year when the Dow Jones Industrial Average reached record territory and made new highs from its previous high water mark in 2000. To us, the real question was, why did it take so long to get back to where it was?

One important answer, of course, is multiple compression — the stock market is much less frothy and expensive than it was in 2000. Price/earnings ratios have dropped from the mid-20s to the mid-teens. That becomes very significant as we look at the future direction of the market. Another is that the past seven years have been rather unimpressive. Cumulatively over the period, the S&P 500 had been negative until the latter part of 2006.

“Since 2000 … price/earnings ratios have dropped from the mid-20s to the mid-teens. That becomes very significant as we look at the future direction of the market.”

David Katz,
Matrix Asset Advisers (Value)

DESPIRITO (PZENA INVESTMENT MANAGEMENT — VALUE): First, remember that this investment cycle started at a point where the discount for value stocks was the deepest that it had been in a generation, so we had a lot of room for value outperformance.  Despite the last seven years, our data tell us that the odds are still in the value investor’s favor to secure outperformance over a reasonable investment horizon.  The other interesting phenomenon we are seeing is “role reversal” — or growth investors buying what were traditionally considered value stocks — e.g., energy, commodities and industrial cyclicals — and value investors buying traditional growth names, such as pharmaceuticals and technology.

Interesting thoughts. Where are the growth managers on this one?

BLUM (TCW — GROWTH): Add to your list the reality of terrorism on U.S. soil, numerous examples of high profile corporate malfeasance, artificially low interest rates that fueled real estate inflation, and historically high energy and commodity prices and it has been a very challenging period for investors. Despite this, corporate profit growth has been outstanding and operating margins are at their highest level in history. Much of this has to do with the successful utilization of advances in technology, but also improved capital discipline.

“… we expect that the sustainability of earnings growth and the outlook for inflation will continue to be two key drivers of market performance.”

Antonio DeSpirito,
Pzena Investment Management  (Value)

SCOTT (CHASE INVESTMENT COUNSEL — GROWTH): Even though the U.S. stock market, as measured by the S&P 500 Index, has made little progress so far this decade, the period can be described as anything but uneventful. Beginning with perhaps the greatest stock market bubble of all time, the decade has seen a massive effort by the Federal Reserve to cushion the U.S. economy. Steep cuts in interest rates contributed to two additional bubbles in housing and debt, which have shaped the economy and today threaten its future. These factors — combined with globalization, worldwide geopolitical instability and oil-led commodity inflation — may lead to considerable uncertainty and volatility for stocks as the decade closes.

To conclude, please tell us about a stock that you have added recently to the portion of the Liberty All-Star Equity Fund portfolio that you manage and your rationale for buying it. We’ll ask the growth managers to start.

SCOTT (CHASE INVESTMENT COUNSEL — GROWTH): American International Group is a recent addition. AIG is the world’s largest insurer, selling life and property casualty insurance in 130 countries.  This high quality large capitalization growth company is benefiting from strong pricing and a lack of major catastrophes in recent quarters.  Since 30 percent of the company’s business comes from the Far East, the stock is considered a legitimate investment in the growth of China. Most importantly, AIG scores very well in our fundamental and technical models and is very reasonably priced, as it trades at less than 1 times both its historical and sustainable earnings growth rates.

BLUM (TCW — GROWTH): We have recently established a position in Autodesk,  the leading provider of computer-aided design software. The rapid growth of infrastructure projects around the globe coupled with the need to not waste evermore expensive building materials creates a powerful incentive to utilize Autodesk’s products. Moreover, we believe the company is in the process of transitioning its customer base to a new generation of three-dimensional modeling software products.

KATZ (MATRIX ASSET ADVISORS — VALUE): We recently bought Teva Pharmaceutical Industries, the Israel-based generic pharmaceutical leader, whose American Depositary Receipts are listed on the NYSE. We had successfully owned Teva several years ago, and admire its 20 percent market share in generics, strong 20 percent annual earnings growth and the quality of its management. Teva is somewhat unusual among generic manufacturers for also having a couple of significant proprietary drugs. We became buyers after the stock sold off more than 30 percent, allowing us to buy it at 14 times earnings compared to Teva’s historic 21 times multiple. Despite short-term earnings concerns, we expect mid-teens growth over the next three to five years.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT — VALUE): AGCO Corporation is the world’s third-largest manufacturer and distributor of agricultural equipment, with operations in Europe, North America and Brazil. There are positive trends both inside the company and in the industry that should lead to improved profitability. The company has the largest market share in the rapidly growing Brazilian market, which we believe should begin to recover from its recent slump. The company is also implementing a number of operational improvements inside its European operations. Finally, the global agriculture cycle looks promising in 2008 and beyond.

DESPIRITO (PZENA INVESTMENT MANAGEMENT — VALUE): We added Wal-Mart Stores, the world’s largest retailer, to the portfolio. Despite significant earnings growth, Wal-Mart’s stock price has gone nowhere for years and the company now trades at about 16 times this year’s First Call earnings estimate. We believe Wal-Mart can grow its bottom line as it has several plans in place to improve profits. These include increasing direct sourcing, reducing inventory to free up cash and offset the cost of entering new markets, making selective expense cuts, and moving to a more local merchandising and pricing model. In terms of consumer spending worries, we note that over half of Wal-Mart’s sales come from staples, such as food, pharmacy, tobacco, and health and beauty aids.

Many thanks to all for a very interesting discussion. We look forward to a productive 2007.

LIBERTY ALL-STAR® EQUITY FUND
INVESTMENT GROWTH

December 31, 2006

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2006. For certain information, it also assumes full participation in rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $48,117 (includes the December 31, 2006 value of the original investment of $13,817, plus distributions during the period of $33,183 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $105,374.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $135,848 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $35,416.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

LIBERTY ALL-STAR® EQUITY FUND
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88

*The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

LIBERTY ALL-STAR® EQUITY FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS

December 31, 2006

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Microsoft Corp.	2.30%
Countrywide Financial Corp.	2.10
Fannie Mae	2.07
JPMorgan Chase & Co.	2.07
Citigroup, Inc.	1.78
Schlumberger Ltd.	1.64
Pfizer, Inc.	1.57
Wal-Mart Stores, Inc.	1.52
American International Group, Inc.	1.50
Johnson & Johnson	1.39
MetLife, Inc.	1.39
Freddie Mac	1.34
General Electric Co.	1.33
Tyco International Ltd.	1.33
Reliant Energy, Inc.	1.33
Morgan Stanley	1.31
QUALCOMM, Inc.	1.28
Google, Inc., Class A	1.28
Cisco Systems, Inc.	1.26
Network Appliance, Inc.	1.19
30.98%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Financials	26.83%
Information Technology	18.74
Consumer Discretionary	15.16
Health Care	12.50
Industrials	11.40
Energy	4.91
Consumer Staples	3.49
Utilities	2.24
Telecommunication Services	0.92
Materials	0.57
Other Net Assets	3.24
100.00%

*                 Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND
MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($5.0 million or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2006.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/06
PURCHASES
Affiliated Computer Services, Inc.	107,375	107,375
America Movil SA de CV	173,900	173,900
American Express Co.	132,000	132,000
American International Group, Inc.	85,800	287,350
Cisco Systems, Inc.	211,700	633,500
EMC Corp.	390,600	390,600
Fidelity National Financial, Inc.	262,500 *	274,339
First American Corp.	143,200	143,200
Freddie Mac	95,750	271,450
Home Depot, Inc.	156,325	156,325
News Corp.	249,400	249,400
Schlumberger Ltd.	148,995	355,465
Teva Pharmaceutical Industries Ltd.	293,000	293,000

SALES
American Power Conversion Corp.	(287,700)	371,150
CVS Corp.	(233,800)	—
HCA, Inc.	(159,825)	—
Hilton Hotels Corp.	(462,575)	—
Kellogg Co.	(107,500)	—
PepsiCo, Inc.	(172,600)	—
Tidewater, Inc.	(137,000)	—
Wells Fargo & Co.	(306,400)	—
Wyeth	(106,200)	178,000

*              Adjusted for spin-off.

LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS

as of December 31, 2006

COMMON STOCKS (96.60%)	SHARES	MARKET VALUE

CONSUMER DISCRETIONARY (15.00%)
Auto Components (1.13%)
Magna International, Inc., Class A	136,700	$11,011,185
Visteon Corp. (a)	530,675	4,500,124
		15,511,309

Hotels, Restaurants & Leisure (1.47%)
Carnival Corp.	50,925	2,497,871
Marriott International, Inc.	175,600	8,379,632
McDonald’s Corp.	209,000	9,264,970
		20,142,473

Household Durables (2.14%)
Centex Corp.	133,000	7,483,910
Pulte Homes, Inc.	411,970	13,644,446
Whirlpool Corp.	98,800	8,202,376
		29,330,732

Internet & Catalog Retail (0.87%)
Amazon.com, Inc. (a)	303,300	11,968,218

Media (4.54%)
Comcast Corp., Class A (a)	259,000	10,846,920
Liberty Global, Inc., Series A (a)	102,132	2,977,148
Liberty Global, Inc., Series C (a)	126,755	3,549,140
Liberty Media Holding Corp., Capital Series A (a)	48,979	4,798,962
News Corp.	249,400	5,357,112
Omnicom Group, Inc.	27,700	2,895,758
Time Warner, Inc.	582,000	12,675,960
The Walt Disney Co.	269,600	9,239,192
XM Satellite Radio Holdings, Inc., Class A (a)	510,850	7,381,782
Yell Group PLC (a)	225,750	2,513,536
		62,235,510

Multi-line Retail (1.97%)
Dollar General Corp.	620,000	9,957,200
J.C. Penney Co., Inc.	120,300	9,306,408
Kohl’s Corp. (a)	113,100	7,739,433
		27,003,041

Specialty Retail (2.88%)
AutoZone, Inc. (a)	49,000	5,662,440
GameStop Corp., Class A(a)	58,550	3,226,691
The Gap, Inc.	475,000	9,262,500
Home Depot, Inc.	156,325	6,278,012
Ross Stores, Inc.	285,000	8,350,500
TJX Companies, Inc.	236,650	6,739,792
		39,519,935

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

CONSUMER STAPLES (3.49%)
Food & Staples Retailing (1.83%)
Wal-Mart Stores, Inc.	451,575	$20,853,734
Walgreen Co.	92,900	4,263,181
		25,116,915

Food Products (0.59%)
Sara Lee Corp.	350,050	5,961,351
Tyson Foods, Inc., Class A	129,150	2,124,518
		8,085,869

Household Products (1.07%)
Colgate-Palmolive Co.	85,200	5,558,448
The Procter & Gamble Co.	141,800	9,113,486
		14,671,934

ENERGY (4.91%)
Energy Equipment & Services (1.63%)
Schlumberger Ltd.	355,465	22,451,169

Oil, Gas & Consumable Fuels (3.28%)
BP PLC (b)	88,200	5,918,220
Cameco Corp.	109,350	4,423,208
ChevronTexaco Corp.	136,500	10,036,845
ConocoPhillips	61,000	4,388,950
Exxon Mobil Corp.	152,700	11,701,401
Massey Energy Co.	365,600	8,492,888
		44,961,512

FINANCIALS (26.83%)
Capital Markets (3.01%)
The Bank of New York Co., Inc.	240,000	9,448,800
Franklin Resources, Inc.	24,100	2,655,097
Merrill Lynch & Co., Inc.	62,400	5,809,440
Morgan Stanley	220,400	17,947,172
UBS AG, Registered Shares	89,900	5,423,667
		41,284,176

Commercial Banks (1.10%)
Comerica, Inc.	117,925	6,919,839
Commerce Bancorp, Inc.	232,140	8,187,578
		15,107,417

Consumer Finance (2.01%)
American Express Co.	132,000	8,008,440
Capital One Financial Corp.	75,490	5,799,142
SLM Corp.	281,600	13,733,632
		27,541,214

Diversified Financial Services (4.50%)
Bank of America Corp.	170,000	9,076,300
Citigroup, Inc.	437,425	24,364,572
JPMorgan Chase & Co.	586,550	28,330,365
		61,771,237

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Insurance (9.16%)
Allstate Corp.	194,700	$12,676,917
American International Group, Inc.	287,350	20,591,501
Aon Corp.	140,650	4,970,571
Fidelity National Financial, Inc.	274,339	6,551,215
First American Corp.	143,200	5,825,376
Genworth Financial, Inc., Class A	208,800	7,143,048
Lincoln National Corp.	64,500	4,282,800
MetLife, Inc.	324,050	19,122,191
The Progressive Corp.	646,620	15,661,136
RenaissanceRe Holdings Ltd.	59,200	3,552,000
Torchmark Corp.	177,175	11,296,678
UnumProvident Corp.	68,225	1,417,716
XL Capital Ltd., Class A	173,600	12,502,672
		125,593,821

Real Estate Investment Trusts (0.61%)
Annaly Capital Management, Inc.	603,450	8,393,989

Thrifts & Mortgage Finance (6.44%)
Countrywide Financial Corp.	678,400	28,798,080
Fannie Mae	479,166	28,457,669
Freddie Mac	271,450	18,431,455
Hudson City Bancorp	97,500	1,353,300
IndyMac Bancorp, Inc.	60,025	2,710,729
Washington Mutual, Inc.	189,037	8,599,293
		88,350,526

HEALTH CARE (12.50%)
Biotechnology (2.98%)
Amgen, Inc. (a)	35,800	2,445,498
Genentech, Inc. (a)	143,700	11,658,381
Genzyme Corp. (a)	114,800	7,069,384
Gilead Sciences, Inc.(a)	138,800	9,012,284
MedImmune, Inc. (a)	331,800	10,740,366
		40,925,913

Health Care Equipment & Supplies (2.09%)
Becton Dickinson & Co.	56,600	3,970,490
Boston Scientific Corp.(a)	458,800	7,882,184
Stryker Corp.	47,600	2,623,236
Varian Medical Systems, Inc. (a)	147,900	7,035,603
Zimmer Holdings, Inc. (a)	91,900	7,203,122
		28,714,635

Health Care Providers & Services (1.59%)
AmerisourceBergen Corp.	121,275	5,452,524
Omnicare, Inc.	210,400	8,127,752
Triad Hospitals, Inc.(a)	54,175	2,266,140
WellPoint, Inc.(a)	75,300	5,925,357
		21,771,773

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Health Care Technology (0.29%)
Cerner Corp. (a)	87,400	$3,976,700

Pharmaceuticals (5.55%)
AstraZeneca PLC (b)	58,100	3,111,255
Bristol-Myers Squibb Co.	441,225	11,613,042
Johnson & Johnson	289,825	19,134,247
Novartis AG (b)	45,000	2,584,800
Pfizer, Inc.	831,325	21,531,317
Teva Pharmaceutical Industries Ltd. (b)	293,000	9,106,440
Wyeth	178,000	9,063,760
		76,144,861

INDUSTRIALS (11.40%)
Aerospace & Defense (3.57%)
The Boeing Co.	56,925	5,057,217
Bombardier, Inc., Class B (a)	1,040,325	3,523,804
General Dynamics Corp.	137,400	10,215,690
Goodrich Corp.	67,950	3,095,122
Lockheed Martin Corp.	133,700	12,309,759
Rockwell Collins, Inc.	127,000	8,037,830
United Technologies Corp.	108,400	6,777,168
		49,016,590

Air Freight & Logistics (0.67%)
CH Robinson Worldwide, Inc.	87,800	3,590,142
Expeditors International of Washington, Inc.	137,090	5,552,145
		9,142,287

Airlines (0.09%)
Southwest Airlines Co.	77,925	1,193,811

Electrical Equipment (0.83%)
American Power Conversion Corp.	371,150	11,353,479

Industrial Conglomerates (2.84%)
3M Co.	33,000	2,571,690
General Electric Co.	489,200	18,203,132
Tyco International Ltd.	598,450	18,192,880
		38,967,702

Machinery (2.29%)
AGCO Corp. (a)	273,525	8,462,864
Danaher Corp.	124,800	9,040,512
Navistar International Corp. (a)	304,475	10,178,599
Paccar, Inc.	57,000	3,699,300
		31,381,275

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Road & Rail (1.11%)
CSX Corp.	275,000	$9,468,250
Union Pacific Corp.	63,000	5,797,260
		15,265,510

INFORMATION TECHNOLOGY (18.74%)
Communications Equipment (3.34%)
Alcatel-Lucent	765,398	10,883,960
Cisco Systems, Inc. (a)	633,500	17,313,555
QUALCOMM, Inc.	465,605	17,595,213
		45,792,728

Computers & Peripherals (2.59%)
Dell, Inc.(a)	555,725	13,943,141
EMC Corp. (a)	390,600	5,155,920
Network Appliance, Inc.(a)	417,215	16,388,205
		35,487,266

Electronic Equipment & Instruments (2.04%)
AU Optronics Corp.(a)	534,528	7,381,831
Celestica, Inc.(a)	301,275	2,352,958
Symbol Technologies, Inc.	684,000	10,218,960
Vishay Intertechnology, Inc.(a)	595,000	8,056,300
		28,010,049

Internet Software & Services (2.24%)
eBay, Inc. (a)	324,800	9,766,736
Google, Inc., Class A (a)	38,200	17,590,336
Yahoo!, Inc. (a)	128,800	3,289,552
		30,646,624

IT Services (1.95%)
Affiliated Computer Services, Inc. (a)	107,375	5,244,195
BearingPoint, Inc. (a)	529,180	4,164,647
Computer Sciences Corp. (a)	50,950	2,719,201
First Data Corp.	393,200	10,034,464
The Western Union Co.	206,700	4,634,214
		26,796,721

Semiconductors & Semiconductor Equipment (1.33%)
Analog Devices, Inc.	29,100	956,517
Intel Corp.	372,000	7,533,000
International Rectifier Corp. (a)	103,278	3,979,301
Novellus Systems, Inc. (a)	167,900	5,779,118
		18,247,936

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Software (5.25%)
Activision, Inc. (a)	11,100	$191,364
Adobe Systems, Inc. (a)	126,400	5,197,568
Autodesk, Inc. (a)	91,660	3,708,564
CA, Inc.	354,875	8,037,919
Microsoft Corp.	1,054,775	31,495,581
Oracle Corp. (a)	944,975	16,196,871
Salesforce.com, Inc. (a)	197,400	7,195,230
		72,023,097

MATERIALS (0.57%)
Chemicals (0.54%)
Cytec Industries, Inc.	36,475	2,061,202
Praxair, Inc.	91,200	5,410,896
		7,472,098

Paper & Forest Products (0.03%)
Louisiana-Pacific Corp.	16,700	359,551

TELECOMMUNICATION SERVICES (0.92%)
Wireless Telecommunication Services (0.92%)
America Movil SA de CV (b)	173,900	7,863,758
Sprint Nextel Corp.	254,200	4,801,838
		12,665,596

UTILITIES (2.24%)
Electric Utilities (1.33%)
Reliant Energy, Inc. (a)	1,280,100	18,190,221

Multi-Utilities (0.91%)
Sempra Energy	130,300	7,292,891
Wisconsin Energy Corp., Series C	110,200	5,230,092
		12,522,983

TOTAL COMMON STOCKS (Cost $1,169,486,196)		1,325,110,403

PREFERRED STOCKS (0.16%)

CONSUMER DISCRETIONARY (0.16%)
Automobiles (0.16%)
General Motors Corp., Series C (Cost $1,707,639)	97,150	2,207,248

See Notes to Schedule of Investments and Financial Statements

SHORT TERM INVESTMENTS (3.87%)	PAR VALUE	MARKET VALUE

REPURCHASE AGREEMENT (3.87%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/29/2006, due 01/02/2007 at 4.65%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $54,146,416 (repurchase proceeds of $53,109,426) (Cost $53,067,000)	$53,067,000	$53,067,000

TOTAL INVESTMENTS (100.63%) (COST $1,224,260,835) (C)		1,380,384,651

LIABILITIES IN EXCESS OF OTHER ASSETS (– 0.63%)		(8,618,604)
NET ASSETS (100.00%)		$1,371,766,047
NET ASSET VALUE PER SHARE (156,669,818 SHARES OUTSTANDING)		$8.76

Notes to Schedule of Investments:

(a)   Non-income producing security

(b)   American Depositary Receipt

(c)   Cost of investments for federal income tax purposes is $1,235,171,545.

Gross unrealized appreciation and depreciation based on cost of investments and foreign currency for federal income tax purposes at December 31, 2006 is as follows:

Gross unrealized appreciation	$189,984,027
Gross unrealized depreciation	(44,770,921)
Gross unrealized depreciation on foreign currency	(469)
Net unrealized appreciation	$145,212,637

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments at market value (identified cost $1,224,260,835)	$1,380,384,651
Cash	2,426
Foreign currency, at value (Cost $26,047)	26,001
Receivable for investments sold	11,849,018
Dividends and interest receivable	1,175,344
Foreign tax reclaim receivable	895

TOTAL ASSETS	1,393,438,335

LIABILITIES:

Payable for investments purchased	3,010,461
Distributions payable to shareholders	17,293,846
Investment advisory fees payable	803,011
Payable for administration, pricing and bookkeeping fees	216,537
Accrued expenses	348,433

TOTAL LIABILITIES	21,672,288

NET ASSETS	$1,371,766,047

NET ASSETS REPRESENTED BY:

Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 156,669,818 shares outstanding)	$1,226,553,410
Accumulated net realized loss on investments and foreign currency transactions	(10,910,710)
Net unrealized appreciation on investments and foreign currency translations	156,123,347

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($8.76 PER SHARE)	$1,371,766,047

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND
STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$17,106,591
Dividends from affiliates	360,440
Interest	1,826,544
Miscellaneous income	5,840

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $50,416)	19,299,415

EXPENSES:

Investment advisory fee	9,500,251
Administrative fee	2,368,052
Pricing and bookkeeping fees	173,963
Audit Fees	48,338
Custodian fee	83,229
Legal fees	229,970
NYSE fee	154,242
Transfer agent fees	114,526
Shareholder communication expenses	418,938
Trustees’ fees and expense	150,156
Miscellaneous expenses	309,802

TOTAL EXPENSES		13,551,467

CUSTODY EARNINGS CREDIT		(4,162)

NET EXPENSES		13,547,305

NET INVESTMENT INCOME		5,752,110

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	124,736,126
Foreign currency transactions	7,321

Net realized gain on investment transactions and foreign currency		124,743,447

Net unrealized appreciation on investments and foreign currency:
Beginning of year	163,702,429
End of year	156,123,347

Net change in unrealized appreciation		(7,579,082)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$122,916,475

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
OPERATIONS:

Net investment income	$5,752,110	$2,558,482
Net realized gain on investment transactions and foreign currency	124,743,447	83,342,615
Net change in unrealized appreciation	(7,579,082)	(20,825,770)
Net increase in net assets resulting from operations	122,916,475	65,075,327

DISTRIBUTIONS DECLARED FROM:

Net investment income	(5,753,686)	(2,557,705)
Net realized gain on investments	(124,889,788)	(84,322,544)
Paid-in capital	(5,402,964)	(43,732,531)
Total distributions	(136,046,438)	(130,612,780)

CAPITAL TRANSACTIONS:

Dividend reinvestments	16,734,378	61,508,410
Total increase (decrease) in net assets	3,604,415	(4,029,043)

NET ASSETS:

Beginning of year	1,368,161,632	1,372,190,675
End of year (including undistributed net investment income of $0 and $43,520, respectively)	$1,371,766,047	$1,368,161,632

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year	$8.85	$9.30	$9.13	$7.14	$10.65
Income from Investment Operations:
Net investment income	0.04	0.02	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	0.40	1.09	2.76	(2.56)
Total from Investment Operations	0.79	0.42	1.11	2.77	(2.55)
Less Distributions from:
Net investment income	(0.04)	(0.02)	(0.02)	(0.01)	(0.01)
Realized capital gain	(0.81)	(0.56)	(0.66)	(0.30)	(0.02)
Paid-in capital	(0.03)	(0.29)	(0.21)	(0.47)	(0.85)
Total Distributions	(0.88)	(0.87)	(0.89)	(0.78)	(0.88)
Change due to rights offering (a)	—	—	(0.05)	—	(0.08)
Total Distributions, Reinvestments and Rights Offering	(0.88)	(0.87)	(0.94)	(0.78)	(0.96)
Net asset value at end of year	$8.76	$8.85	$9.30	$9.13	$7.14
Market price at end of year	$8.29	$8.28	$9.56	$9.46	$6.64
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	10.4%	5.0%	13.0%	40.7%	(25.0)%
Based on market price	11.7%	(4.4)%	12.1%	56.7%	(33.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$1,372	$1,368	$1,372	$1,153	$869%
Ratio of expenses to average net assets (c)	1.01%	0.99%	1.01%	1.04%	1.05
Ratio of net investment income to average net assets (c)	0.43%	0.20%	0.20%	0.11%	0.11
Portfolio turnover rate	72%	46%	57%	64%	83

(a)          Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)         Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(c)          The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of longterm capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. As such, any necessary adjustments pursuant to the Interpretation will be reflected on the Semi-Annual report for the period ending June 30, 2007. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$(41,944)	$41,945	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	12/31/06	12/31/05
Distributions paid from:
Ordinary income	$13,728,960	$14,149,452
Long-term capital gain	116,914,514	72,730,797
	130,643,474	86,880,249
Return of capital	3,477,453	43,744,165
	$134,120,927	$130,624,414

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed Long	Net Unrealized
Ordinary Income	Term Capital Gains	Appreciation*
$0	$0	$145,212,637

*         The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Effective December 18, 2006, ALPS Advisers, Inc. (“AAI”) serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Prior to December 18, 2006, Banc of America Investment Advisors, Inc. (“BAIA”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), served as the Fund’s investment advisor. AAI became investment adviser when the Fund Management Agreement was approved by Fund shareholders at a Special Meeting of the Shareholders of the Fund on November 21, 2006.

The fee rates of BAIA’s investment advisory agreement with the Fund and BAIA’s agreements with the Portfolio Managers were the same as AAI’s fee rates noted above, except that the investment advisory fee the Fund paid to BAIA and the portfolio management fee BAIA paid to the portfolio managers were calculated based on the Fund’s average weekly net assets.

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Prior to December 18, 2006, BAIA provided administrative and other services to the Fund under the same terms as ALPS noted above, except that BAIA’s fee was based on average weekly net assets.

Further, prior to December 18, 2006, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia delegated those functions to State Street Corporation (“State Street”). As a result, Columbia paid State Street the total fees collected under the pricing and bookkeeping agreement.

The terms of Columbia’s pricing and bookkeeping agreement were the same as the ALPS terms noted above.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Prior to December 18, 2006, the Fund paid a pro-rata share of the expenses associated with the Chief Compliance Officer position up to a maximum of $15,000 per year.

NOTE 5. OTHER

Prior to December 18, 2006, Columbia provided certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,857 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 6. PORTFOLIO INFORMATION

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $941,951,094 and $1,053,816,550, respectively.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

During the period ended December 18, 2006, the Fund earned dividend income of $360,440 from Bank of America Corp., which was considered an affiliate of the Fund. During the period ended December 18, 2006, the Fund used Bank of America Securities LLC, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities LLC during the period were $18,963. After December 18, 2006, Bank of America Corp. and Bank of America Securities LLC were no longer considered affiliates of the Fund.

NOTE 8. CAPITAL TRANSACTIONS

During the years ended December 31, 2006 and December 31, 2005, distributions in the amount of $16,734,378 and $61,508,410, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 2,071,594 and 7,032,882 shares, respectively.

LIBERTY ALL-STAR® EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the “Fund”) at December 31, 2006, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2007

LIBERTY ALL-STAR® EQUITY FUND
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such -purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus -attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computer-share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® EQUITY FUND
TAX INFORMATION (UNAUDITED)

All 2006 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends

(2) long-term capital gains and

(3) return of capital

The table below details the breakdown of each 2006 distribution for federal income tax purposes.

TAX STATUS OF 2006 DISTRIBUTIONS

	AMOUNT	ORDINARY DIVIDENDS		LONG-TERM CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL

1/03/06*	$0.21	10.24%	—	87.17%	2.59%
3/20/06	$0.23	10.24%	—	87.17%	2.59%
6/19/06	$0.22	10.24%	—	87.17%	2.59%
9/18/06	$0.21	10.24%	—	87.17%	2.59%
1/02/07**	$0.22	—	—	—	—

*                 Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2006.

**          Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2007.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2006:

Qualified Dividend Income	100.00%
Corporate Dividends Received Deduction	42.16%

LIBERTY ALL-STAR® EQUITY FUND
PROXY INFORMATION (UNAUDITED)

A Special Meeting of Shareholders of the Liberty All-Star Equity Fund was held on November 21, 2006 for the purpose of voting on the matters listed below.  The final tabulation results of this meeting are as follows:

The number of shares issued, outstanding and eligible to vote as of the record date of September 7, 2006 was 154,598,224.

1.     To elect three new Trustees of the Fund.

	For	Withheld
(1) Richard C. Rantzow	76,027,750	5,982,676
(2) George R. Gaspari	76,081,311	5,929,115
(3) Edmund J. Burke	76,032,535	5,977,890

2.               To approve a new Fund Management between the Fund and ALPS Advisers, Inc. to become effective upon completion of the Transaction described in the Proxy Statement.

For	Against	Abstain
74,401,367	3,844,571	3,764,489

3.                To approve new Portfolio Management Agreements for the Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon completion of the Transaction described in the Proxy Statement.

	For	Against	Abstain	Non Votes
Chase Investment Counsel Corporation	73,644,797	4,533,415	3,831,441	1,174
Matrix Asset Advisors, Inc.	74,129,241	3,989,343	3,891,842	0
Pzena Investment Management, LLC	74,062,222	4,079,915	3,868,289	0
Schneider Capital Management Corporation	74,015,066	4,082,049	3,913,311	0
TCW Investment Management Company	73,820,434	4,198,948	3,991,044	0

4.                To approve a policy to permit the Fund and ALPS Advisers, Inc. to enter into Portfolio Management Agreements in advance of Shareholder approval.

For	Against	Abstain	Non Votes
72,324,643	5,755,492	3,930,289	0

LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS

The names of the Trustees and Officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 72)	Trustee Since 2002; Term expires 2009	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999); Vice President, Secretary and Director, Liberty Asset Management Company (August, 1985 to December, 1999).	2	Director, Liberty All-Star Growth Fund (since 2002).

Thomas W. Brock (Age 59)	Trustee Since 2005; Term expires 2008	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998).	2	Director, Liberty All-Star Growth Fund (since 2005); Director, Columbia Management Multi-Strategy Fund LLC (Hedge Fund); Manager, BACAP Alternative Multi-Strategy Fund, LLC.

George R. Gaspari (Age 66)	Trustee Since 2006, Term Expires 2008	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1998); Director, Liberty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 70)	Trustee and Chairman Since 1986; Term Expires 2007	Private Investor since 1987	2	Director and Chairman, Liberty All-Star Growth Fund (since 1994); Trustee, Columbia Fund Complex (81 portfolios).

John J. Neuhauser (Age 63)	Trustee Since 1998; Term Expires 2007	University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Fund Complex (81 Portfolios).

Richard C. Rantzow (Age 68)	Trustee Since 2006, Term expires 2007	Chairman of the Board of First Funds (from 1992 to July 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*      The address for all Trustees and Officers is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202.

INTERESTED TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 45)**	Trustee Since 2006, Term expires 2009	President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

OFFICERS

NAME AND ADDRESS*	POSITION WITH LIBERTY ALL-STAR EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 54)	President and Chief Executive Officer	1999

Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 42)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999). Vice President, ALPS Advisers, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 45)	Vice President	2006

President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*      The address for all Trustees and Officers is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202.

**   Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

NAME AND ADDRESS*	POSITION WITH LIBERTY ALL-STAR EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 36)	Treasurer	2006

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 34)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS.  Ms. Storms joined ALPS in 1998 as Assistant Controller.  Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act.  Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

Bradley J. Swenson (Age 34)	Chief Compliance Officer	2006

Chief Compliance Officer (“CCO”), ALPS Fund Services, Inc. and ALPS Distributors, Inc., since 2004; CCO ALPS Advisers, Inc. since 2006; Mr. Swenson currently acts in the capacity of Fund CCO for Financial Investors Variable Insurance Trust, the SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, NASDAQ-100 Trust, BLDRS Index Funds Trust, WisdomTree Funds Trust, and Healthshares, Inc.; Senior Audit Manager, Janus Capital Group, Inc.; Senior Internal Auditor, Oppenheimer Funds, Inc.

Tané T. Tyler (Age 41)	Secretary	2006

Chief Legal Officer, Assistant Secretary, ALPS Funds Services, Inc. and ALPS Distributors, Inc. since September 2004; Chief Legal Officer, Secretary, ALPS Holdings, Inc. since August 2005; Chief Legal Officer, Assistant Secretary, ALPS Advisers, Inc., since August 2006; Secretary, Liberty All-Star Equity and Liberty All-Star Growth since December 2006; Secretary, Reaves Utility Income Fund since December 2004; Secretary, Westcore Funds since February 2005; Secretary, First Fund from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 – December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*      The address for all Officers is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202.

LIBERTY ALL-STAR® EQUITY FUND

BOARD EVALUATION OF NEW AGREEMENTS WITH ALPS ADVISERS

BOARD MEETINGS AND CONSIDERATIONS

On September 7, 2006, Banc of America Investment Advisors, Inc. (“BAIA”) entered into an asset purchase agreement with ALPS Holdings, Inc. (“ALPS”) and ALPS Advisers, Inc. (“ALPS Advisers”) whereby ALPS Advisers agreed to purchase certain assets related to BAIA’s business of providing investment advisory and certain administrative services to Liberty All-Star Equity Fund (the “The Fund”) and Liberty All-Star Growth Fund, Inc. (the “The Growth Fund” and, together with the Fund, the “Funds”) (the “Transaction”). Upon the closing of the transaction (the “Closing”), ALPS Advisers became the investment adviser to the Fund. The Closing was subject to certain terms and conditions, including, among others: (1) each Fund obtaining shareholder approval to enter into a new Fund Management Agreement (“New Fund Management Agreement”) with ALPS Advisers and new Portfolio Management Agreements (“New Portfolio Management Agreements” and, together with the New Fund Management Agreements, the “New Agreements”) with each Fund’s Portfolio Managers, and (2) BAIA and ALPS Advisers obtaining any necessary regulatory approvals. Because the existing Fund Management Agreements and Portfolio Management Agreements were to terminate upon the Closing of the Transaction, shareholder approval of the New Agreements was required. Shareholders of the Fund approved the New Agreements at a special meeting of shareholders on November 21, 2006.

BOARD CONSIDERATION OF THE NEW AGREEMENTS

The Investment Company Act of 1940 (the “Investment Company Act”) requires that the Board of Trustees of the Fund (“Board”) review the Fund’s advisory contracts and consider whether to approve them and recommend that the shareholders of the Fund approve them. At its meeting on September 7, 2006, the Board, all members of which were Disinterested Trustees, conducted such a review and approved the New Fund Management Agreement between the Fund and ALPS Advisers and the separate New Portfolio Management Agreements, each among the Fund, ALPS Advisers and a Portfolio Manager.

Prior to the Board’s approval of those agreements, the Disinterested Trustees met to consider management’s recommendations as to the approval of each New Agreement. As part of the process to consider those matters, legal counsel to the Disinterested Trustees requested certain information from ALPS Advisers and each Portfolio Manager. In response to these requests, the Disinterested Trustees received reports from ALPS Advisers and each Portfolio Manager that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Dis-interested Trustees and the Board with a memorandum regarding their responsibilities pertaining to the approval of each New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that the approval of each New Agreement was in the best interests of the Fund and its shareholders.

In voting to approve each New Agree-ment, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether each New Agreement would be in the best interests of the Fund and its shareholders, based on: (1) the nature, extent and quality of the services to be provided under the New Agreement; (2) the investment performance of the Fund; (3) the expenses borne by the Fund (including management fees and other expenses), the fees charged by ALPS and the Portfolio Managers to the Fund and to their other clients, as applicable, and projected profits to be realized by ALPS Advisers and its affiliates from their relationships with the Fund; (4) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to ALPS Advisers and each Portfolio Manager from their relationships with the Fund; and (6) other general information about ALPS Advisers and each Portfolio Manager. The following is a summary of the Board’s consideration and conclusions regarding these matters.

NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED

The Board considered the nature, extent and quality of the services to be provided by ALPS Advisers, including portfolio manager selection, evaluation and monitoring, and the portfolio management services to be provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board considered that, following the Transaction, the same senior investment advisory personnel that currently provide advisory services to the Fund at the Fund Manager level were expected to continue to provide these services to the Fund as employees of ALPS Advisers. In that regard, the Board considered the long-term history of care and conscientiousness in the management of the Fund provided by that personnel, which would continue to be provided following the Transaction. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. The Board reviewed the background and experience of (1) the current BAIA personnel to be employed by ALPS Advisers and to be responsible for portfolio manager selection, evaluation and monitoring for the Fund and (2) the Portfolio Manager personnel responsible for managing the portfolio of the Fund. The Board also considered the compliance records of ALPS and each Portfolio Manager. Finally, the Board also considered its and the Fund’s long association with the current BAIA personnel to be employed by ALPS Advisers, the relationships those BAIA personnel maintain with the Portfolio Managers, and the ability of those personnel to evaluate the services provided by the Portfolio Managers.

The Board concluded that the nature, extent and quality of the services to be provided by ALPS Advisers and the respective Portfolio Managers to the Fund was appropriate and consistent with the terms of the respective New Agreements and that the Fund was likely to benefit from services provided under the New Agreements. The Board also concluded that the quality of the services provided by the senior advisory personnel to be employed by ALPS Advisers and by the Portfolio Managers had been consistent with or superior to quality norms in the industry, and that ALPS Advisers and the respective Portfolio Managers would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Portfolio Managers had demonstrated a continuing ability to attract and retain well-qualified personnel, and that the structure of ALPS Advisers’ operations was sufficient to retain and properly motivate the Fund’s current senior advisory personnel who were to be employed by ALPS Advisers. Finally, the Board concluded that the financial condition of ALPS Advisers and of each respective Portfolio Manager was sound.

INVESTMENT PERFORMANCE

At the time of the annual renewal of the Fund’s advisory contracts earlier in the year, the Board reviewed the long-term and short-term investment performance of the Fund as of year end 2005 and of other investment companies and other accounts managed by the Portfolio Managers. In that connection, the Board also considered the long-term and short-term investment performance of the existing senior investment advisory personnel of BAIA who will continue to manage the Fund as ALPS employees, in the absence of any investment performance data for ALPS Advisers. The performance information previously provided demonstrated to the Board a generally consistent pattern of favorable long-term performance of the Fund. Among other information addressed, the Fund’s Board considered the fact that the Fund’s NAV returns outperformed the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average during the one-, three- and five- year periods.

COSTS OF THE SERVICES TO BE PROVIDED TO THE FUND AND THE PROJECTED PROFITS TO BE REALIZED BY ALPS ADVISERS FROM ITS RELATIONSHIP WITH THE FUNDS

The Board reviewed the fees to be paid by the Fund to ALPS Advisers and the fees to be paid by ALPS Advisers to the Portfolio Managers, noting that the rates of fees to be paid under the New Agreements are the same fee rates the Fund currently pays. In that regard, the Board noted that it had reviewed comparative fee information at the time of the annual renewal of the Fund’s advisory contracts earlier in the year, including information about

(1) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund and (2) the fees charged by the Portfolio Managers to their other client accounts, including institutional accounts. At that time, the Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar closed-end funds. The Board noted that currently ALPS Advisers does not manage other accounts. The Board also considered that the Portfolio Managers would be paid by ALPS Advisers, not the Fund. Further, the Board also considered the differences in the level of services provided and the differences in responsibility of the Portfolio Managers to the Fund and to other accounts. The Board also noted that the Fund’s fee schedule has breakpoints at which the advisory fee rate declines as the Fund’s assets increase above the breakpoint, and further noted that those schedules would remain unchanged under the New Agree-ments. The Board concluded that the management fees payable by the Fund to ALPS Advisers and the fees payable by ALPS Advisers to the Portfolio Managers were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees the Portfolio Managers charge to other clients.

PROJECTED PROFITABILITY AND COSTS OF SERVICES TO ALPS ADVISERS

The Board reviewed reports of the financial position of each of the Portfolio Managers at the time of the annual renewal of the Fund’s advisory contracts, and in that regard noted that the rates of fees payable to the Portfolio Managers under the New Agreements were unchanged from the current agreements. The Board considered the projected profitability of ALPS’ overall relationship with the Fund, which included fees payable to ALPS Advisers for advisory services as well as fees payable to other ALPS affiliates for non-advisory services, and concluded that the projected profitability of ALPS was reasonable in relation to the services to be provided and to the costs of providing services to the Fund. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that ALPS Advisers or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board reviewed the Fund’s management fee schedules and the breakpoints in the schedule and concluded that the fee schedules reflect certain economies of scale that may be realized by ALPS Advisers as the assets of the Fund increase.

Based on their evaluation, the Board unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Fund and its shareholders. The Board concluded that the New Agreements will enable the Fund to continue to enjoy the high-quality investment management and sub-advisory services it has received in the past from its Fund Manager and each Portfolio Manager, at fee rates identical to the present rates, which the Board deem appropriate, reasonable and in the best interests of the Fund and its shareholders. The Board determined to approve and to recommend to the shareholders of the Fund that they approve the New Agreements.

LIBERTY ALL-STAR® EQUITY FUND
PRIVACY POLICY

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisers, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”).  The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you.  We value your business and are committed to maintaining your trust.  That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•      Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•      Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•      Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services).  We do not share your information with mailing list or direct marketing companies.  Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•      To respond to a subpoena or court order, judicial process or regulatory inquiry;

•      To report suspicious transactions to government agencies and law enforcement officials;

•      To protect against fraud;

•      To provide products and services with the consent or the direction of a customer; or

•      In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you.  We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us.  Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisers, Inc.

Attn:  Compliance Department

1625 Broadway, Suite 2200

Denver, CO 80202

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws.  The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you.  We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time.  The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® EQUITY FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Russell 3000 Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index

Measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

LIBERTY ALL-STAR® EQUITY FUND
NOTES

LIBERTY ALL-STAR® EQUITY FUND
NOTES

INVESTMENT ADVISER

ALPS Advisers, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

303-623-2577

www.all-starfunds.com

INDEPENDENT REgISTERED

PublIc AccouNTINg fIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

cuSToDIAN

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESToR ASSISTANcE,

TRANSfER & DIVIDEND

DISbuRSINg AgENT & REgISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

lEgAl couNSEl

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC 20006

TRuSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

offIcERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Tané T. Tyler, Secretary

Bradley J. Swenson, Chief Compliance Officer

* Member of the Audit Committee

Annual Certifications — As required, on May 18, 2006, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALPS Advisers, Inc.

Investment Adviser

1625 Broadway Suite 2200

Denver, CO 80202

303-623-2577

www.all-starfunds.com

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment adviser. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are $38,400 and $36,400 respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately $4,400 and $4,200 respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately $5,200 and $4,600 respectively.

Tax Fees in both fiscal years 2006 and 2005 consist primarily of fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are $0 and $0 respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 were $0and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2006, John A. Benning, Thomas W. Brock, George R. Gaspari Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.
The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Chase Investment Counsel Corporation (“Chase”)

MANAGEMENT. The portion of the Fund allocated to Chase is managed by a team of investment professionals including David B. Scott, Chief Investment Officer, Derwood S. Chase, Jr., President, Brian J. Lazorishak, Vice President, Peter W. Tuz, Vice President, and Peter C. Wood, Vice President.  All of our accounts are managed on a team basis with by this team.

Derwood S. Chase, Jr., CIC

President, Founder and Director

Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954.  His speeches, articles and comments on investing and economic policy have been quoted in Barron’s, Business Week, The Wall Street Journal, Pensions & Investments, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has appeared on CNBC, The Nightly Business Report (PBS) and Bloomberg.  Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation.

David B. Scott, CFA, CIC

Senior Vice President and Director

Chief Investment Officer

Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary.  Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager.  He is a CFA charter holder and a member of The Richmond Society of Financial Analysts.  He has been quoted in Barron’s, Business Week, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has been a guest speaker on CNBC.

Brian J. Lazorishak, CFA, CIC, CMT

Vice President

Portfolio Manager & Quantitative Analyst

Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994.  Brian joined us in 1997.  He serves as a portfolio manager and concentrates on quantitative and technical research.  Brian is a CFA charter holder and a Chartered Market Technician.  He is a member of the Richmond Society of Financial Analysts.

Peter W. Tuz, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms.  He is a member of the Richmond & Washington Societies of Financial Analysts.

Peter C. Wood, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior security analyst concentrating in technology.  He is a member of the New York and Richmond Societies of Financial Analysts.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals listed above as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	2	$618 million	0	N/A
Other pooled investment vehicles	0	0	0	N/A
Other accounts	226	$5,854 million	0	N/A

COMPENSATION STRUCTURE.

In addition to competitive salary (including 401K and profit-sharing), all investment professionals are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation.  Distributions are directly related to the individual’s percentage ownership of the corporation.  No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor’s separately managed accounts.  The portfolio managers as equity owners of the Advisor do not receive a salary bonus.  As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm’s other equity owners.  Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

OWNERSHIP BY PORTFOLIO MANAGERS.  None of the individuals responsible for the day-to-day management of the Fund own any shares of the Fund.

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
David A. Katz
Registered Investment Companies	4	$586 million	0	N/A
Other pooled investment vehicles	1	$10 million	1	$10 million
Other accounts	445	$812 million	4	$6 million

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of the Fund.

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpiritio,  as of December 31, 2006.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Richard S. Pzena
Registered Investment Companies	10	$9,930.6 million	0	N/A
Other pooled investment vehicles	110	$3,298.5 million	0	N/A
Other accounts	442	$12,784 million	12	$1,962.3 million

John Goetz
Registered Investment Companies	12	$9,985.7 million	0	N/A
Other pooled investment vehicles	121	$4,387.8million	0	N/A
Other accounts	443	$12,916.9 million	12	$1,962.3 million

Antonio DeSpirito, III
Registered Investment Companies	9	$9,879.4 million	0	N/A
Other pooled investment vehicles	45	$2,592.9million	0	N/A
Other accounts	136	$5,614.3 million	8	$1,115.9 million

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT:  The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Arnold C. Schneider III
Registered Investment Companies	7	$1.222 million	0	N/A
Other pooled investment vehicles	6	$901 million	0	N/A
Other accounts	40	$3,320million	0	N/A

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum and Stephen A. Burlingame.

Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

Stephen A. Burlingame, Portfolio Manager, Managing Director, US Equities – Mr. Burlingame is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies at TCW. Previously, Mr. Burlingame was a member of the Concentrated Core/ Select Equities team, having joined TCW in 2000 as a health care analyst in the US Equity Research group.  Prior to joining TCW, Mr. Burlingame was an analyst with

Brandywine Asset Management from 1999 to 2000. Between 1996 and 1999, Mr. Burlingame completed internships at two different asset management firms. Mr. Burlingame graduated cum laude from Claremont McKenna College in 1999 with a Bachelor of Arts degree in Economics and a minor in Spanish.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Blum and Burlingame as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Craig C. Blum
Registered Investment Companies	9	$4,639.4 million	0	N/A
Other pooled investment vehicles	5	$1,871.2 million	1	$601.4 million
Other accounts	137	$10,399.6 million	6	$1,349.2 million

Stephen A. Burlingame
Registered Investment Companies	9	$4,639.4 million	0	N/A
Other pooled investment vehicles	5	$1,871.2 million	1	$601.4 million
Other accounts	137	$10,399.6 million	6	$1,349.2 million

COMPENSATION STRUCTURE. The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the “Advisor”) to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which will be paid in February 2007.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                                          The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                                          The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                                          The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•                                          The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2006, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 9, 2007

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 9, 2007